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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


           We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-42068) of The Goldman Sachs Group, Inc. of our report dated May 18, 2001 relating to the financial statements of the Goldman Sachs Employees' Profit Sharing Retirement Income Plan, which appears in this Form 11-K.


           /s/ PricewaterhouseCoopers LLP

           New York, New York
           May 22, 2001